UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2014
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including ZIP code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
The previously announced offer by U.S. Concrete, Inc. (the “Company”) to exchange (the “Exchange Offer”) up to $200,000,000 aggregate principal amount of newly issued 8.500% Senior Secured Notes due 2018 that have been registered under the Securities Act of 1933, as amended, (the “Exchange Notes”) for an equal principal amount of the Company’s outstanding 8.500% Senior Secured Notes due 2018 (the “Initial Notes”) expired on July 29, 2014 at 5:00 p.m., New York City time. As of the expiration date $200,000,000, or 100%, aggregate principal amount of the outstanding Initial Notes had been validly tendered and not properly withdrawn.

The Company accepted for exchange all of the validly tendered and not properly withdrawn Initial Notes, and settlement was made in accordance with the terms of the Exchange Offer. Immediately following the settlement of the Exchange Offer, $200,000,000 aggregate principal amount of the Exchange Notes were outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: July 30, 2014                    By:     /s/ William M. Brown
Name: William M. Brown
Title: Senior Vice President and Chief Financial Officer